Exhibit 99.4

EXHIBIT 4

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MORGAN STANLEY SMITH BARNEY, LLC”, CHANGING ITS NAME FROM “MORGAN STANLEY SMITH BARNEY, LLC” TO “MORGAN STANLEY SMITH BARNEY LLC”, FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF FEBRUARY, A.D. 2009, AT 3:26 O’CLOCK P.M.

/s/ JEFFREY W. BULLOCK
Jeffrey W. Bullock, Secretary of State

1

AUTHENTICATION: 7153541

DATE: 02-24-09

State of Delaware

Secretary of State

Division of Corporations

Delivered 03:26 PM 02/24/2009

FILED 03:26 PM 02/24/2009

SRV 090187368 — 4651385  FILE

CERTIFICATE OF AMENDMENT
OF
MORGAN STANLEY SMITH BARNEY, LLC

(filed pursuant to 6 Del. C. § 18-202)

Morgan Stanley Smith Barney, LLC, a limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, does hereby certify that:

FIRST: The name of the limited liability company is Morgan Stanley Smith Barney, LLC.

SECOND:  The Certificate of Formation of Morgan Stanley Smith Barney, LLC is hereby amended by deleting Article FIRST in its entirety and substituting the following there- for:

“FIRST.  The name of the limited liability company formed hereby is:

Morgan Stanley Smith Barney LLC”

Executed on this 24th day of February, 2009.

By:	/s/ JEFFREY GELFAND
Name:	Jeffrey Gelfand
Title:	Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MSSB, LLC”, CHANGING ITS NAME FROM “MSSB, LLC” TO “MORGAN STANLEY SMITH BARNEY, LLC”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF FEBRUARY, A.D. 2009, AT 4:45 O’CLOCK P.M.

/s/ JEFFREY W. BULLOCK
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 7148208

DATE: 02-20-09

State of Delaware

Secretary of State

Division of Corporations

Delivered 04:45 PM 02/20/2009

FILED 04:45 PM 02/20/2009

SRV 090171242 — 4651385  FILE

CERTIFICATE OF AMENDMENT
OF
MSSB, LLC

(filed pursuant to 6 Del. C. § 18-202)

MSSB, LLC, a limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, does hereby certify that:

FIRST:  The name of the limited liability company is MSSB, LLC.

SECOND:  The Certificate of Formation of MSSB, LLC is hereby amended by deleting Article FIRST in its entirety and substituting the following therefor:

“FIRST.  The name of the limited liability company formed hereby is:

Morgan Stanley Smith Barney, LLC”

Executed on this 20th day of February, 2009.

By:	/s/ JEFFREY GELFAND
Name:	Jeffrey Gelfand
Title:	Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “MSSB, LLC”, FILED IN THIS OFFICE ON THE SECOND DAY OF FEBRUARY, A.D. 2009, AT 5:59 O’CLOCK P.M.

/s/ JEFFREY W. BULLOCK
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 7113847

DATE: 02-02-09

1

State of Delaware

Secretary of State

Division of Corporations

Delivered 05:59 PM 02/02/2009

FILED 05:59 PM 02/02/2009

SRV 090093457 — 4651385  FILE

CERTIFICATE OF FORMATION

of

MSSB, LLC

This Certificate of Formation of MSSB, LLC (the “LLC”), dated February 2, 2009, is being duly executed and filed by Karessa L. Cain, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.)

FIRST.  The name of the limited liability company formed hereby is:

MSSB, LLC

SECOND.  The address of the registered office of the LLC in the State of Delaware is c/o National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent.

THIRD.  The name and address of the registered agent for service of process on the LLC in the State of Delaware is c/o National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

/s/ KARESSA L. CAIN, ESQ.
Karessa L. Cain, Esq.
Authorized Person